INVESTMENT IN ASSOCIATED COMPANY	6 Months Ended
Jun. 30, 2019
Equity Method Investments and Joint Ventures [Abstract]
Investment in Associated Company
INVESTMENT IN ASSOCIATED COMPANY

In June 2018, the Company announced that it had entered into a memorandum of agreement to acquire a 20% ownership interest in Feen Marine Scrubbers Inc., a manufacturer of exhaust gas cleaning systems (“FMSI”). The Company recorded its initial investment at a cost of $6.0 million. The Company became a shareholder in the third quarter of 2018 when the nominal value of the shares acquired was settled by the Company. A shareholder loan of $6.0 million was advanced in the third quarter of 2018 (the "Shareholder Loan"). The loan bears no interest and has no fixed repayment date. The investment therefore comprises the cash paid for the shares and the value of the Shareholder Loan. The investment is accounted for under the equity method.

In January 2019, the Company announced that its ownership interest in FMSI had increased to 28.9% following the purchase by FMSI of a 30.8% stake in FMSI from Bjørnar Feen, one of FMSI’s founders.

In January 2019, FMSI repaid $3.0 million of the $6.0 million Shareholder Loan. The repayment of the loan was recorded against the investment in associated company.

A share of results of $0.8 million was recognized in the six months ended June 30, 2019.